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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A


     Current Report Pursuant to Section 13 or 15(d) of the Securities Act
                                    of 1934



               Date of Report (Date of Earliest Event Reported)
                                March 29, 2001


                        General Growth Properties, Inc.
            (Exact name of registrant as specified in its charter)


   Delaware                         1-11656                  42-1283895
-----------------                ----------------      ----------------------
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                      Number)           Identification Number)
incorporation)

                 110 N. Wacker Drive, Chicago, Illinois 60606
             (Address of principal executive offices)  (Zip Code)


                                (312) 960-5000
                                --------------
             (Registrant's telephone number, including area code)


                                      N/A
        (Former name or former address, if changed since last report.)
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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On March 29, 2001, the Board of Directors of General Growth Properties, Inc. (the "Company"), acting upon the recommendation of the Audit Committee of the Board, approved the engagement of Deloitte & Touche LLP as its independent accountants for the fiscal year ending December 31, 2001 to replace the firm of PricewaterhouseCoopers LLP ("PwC"), who was informed on March 29, 2001 that it would no longer serve as the Company's independent accountants.

     The reports of PwC on the Company's financial statements for the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and the subsequent interim period through March 29, 2001, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and the subsequent interim period through March 29, 2001, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     During the two most recent fiscal years and the subsequent interim period through March 29, 2001, the Company did not consult with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company in this Form 8-K/A. A copy of such letter, dated April 11, 2001 is filed as Exhibit 16 to this Form 8-K/A.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, proforma financial information and exhibits filed as a part of this report:

  (a), (b) Not applicable.

  (c)  Exhibits.

See Exhibit Index attached hereto and incorporated herein by reference.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GENERAL GROWTH PROPERTIES, INC.


                                    By: /s/ Bernard Freibaum
                                       -------------------------------
                                       Bernard Freibaum
                                       Executive Vice President and
                                       Chief Financial Officer

                                             Date: April 11, 2001
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                                 EXHIBIT INDEX

Exhibit                                                               Page
Number                            Name                               Number

 16 Letter of PricewaterhouseCoopers LLP dated April 11, 2001 regarding change in certifying accountant.